T. Rowe Price Asia Opportunities Fund

Supplement to Prospectus Dated March 1, 2020

On page 7, the disclosure under “Management” is supplemented as follows:

Effective July 1, 2020, T. Rowe Price Singapore Private Ltd. (Price Singapore) will be added as an investment subadviser to the fund.

On page 9, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective July 1, 2020, T. Rowe Price will enter into a subadvisory agreement with Price Singapore under which Price Singapore is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a subadviser to registered investment companies and provides investment management services for collective investment schemes and clients who seek to primarily invest in the Asia-Pacific securities markets. Price Singapore is a subsidiary of T. Rowe Price and T. Rowe Price International Ltd, and its address is 501 Orchard Road, #10-02, Wheelock Place, Singapore 238880.

The date of this supplement is June 16, 2020.

F104-041 6/16/20